Exhibit 10.1

AMENDMENT NO. 1 TO NOTE

This Amendment No. 1 to Second Amended and Restated Specialized Equipment Export Facility Master Revolving Note (“Amendment”), is made, delivered, and effective as of June 30, 2015 (the “Effective Date”) by and between MANITEX LIFTKING, ULC, an Alberta corporation (“Borrower”) and Comerica Bank, a Texas banking association (“Bank”) in order to amend the US$3,000,000 Second Amended and Restated Specialized Equipment Export Facility Master Revolving Note (Multi-Currency) dated November 13, 2013, made by Borrower to Bank (“Note”).

For valuable consideration, Borrower and Bank agree as follows:

1. The Note is amended as follows:

(a) The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“ “Maturity Date” means the day which is September 28, 2015.”

2. This Amendment is not an agreement to any further or other amendment of the Note. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note, as amended, remains in full force and effect and is ratified and confirmed. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

3. All the terms used in this Amendment which are defined in the Note shall have the same meaning as used in the Note, unless otherwise defined in this Amendment.

4. Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Bank’s administration of the debt governed by the Note or otherwise.

5. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorney fees, with regard to the preparation and execution of this Amendment.

[Signature Page Follows]

This Amendment No. 1 to Second Amended and Restated Specialized Equipment Export Facility Master Revolving Note is executed and delivered as of the Effective Date.

COMERICA BANK		MANITEX LIFTKING, ULC

By:		By:
Name:	PRASHANT PRAKASH	Name:	A.M. Rooke
Its:	ASSISTANT VICE PRESIDENT & PORTFOLIO RISK MANAGER	Its:	President and COO